                                                                   EXHIBIT 99.1

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

 All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th of the month following the end of the month covered by the report.


 Debtor Name:                          Edison Brothers Stores, Inc. et al.

 Case Number:                          99-529 (MFW) through 99-536 (MFW)

                 FOR THE MONTH OF MARCH 1999 (FISCAL MONTH ENDING APRIL 3, 1999)
                                  ----------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                            DOCUMENT                PREVIOUSLY                EXPLANATION
            REQUIRED DOCUMENTS                              ATTACHED                SUBMITTED                   ATTACHED
----------------------------------------------------------------------------------------------------------------------------
1.       INCOME STATEMENT.                                    ( X )                    ( )                        ( )

2.       BALANCE SHEET.                                       ( X )                    ( )                        ( )

3.       STATEMENT OF CASH RECEIPTS                           ( X )                    ( )                       ( X )
         AND DISBURSEMENTS.

4.       STATEMENT OF AGED RECEIVABLES.                        ( )                     ( )                       ( X )

5.       STATEMENT OF AGED PAYABLES.                          ( X )                    ( )                       ( X )

6.       STATEMENT OF OPERATIONS, TAXES,                       ( )                     ( )                       ( X )
         INSURANCE AND PERSONNEL.

7.       TAX RECEIPTS.                                         ( )                     ( )                       ( X )

8.       OTHER DOCUMENTS/REPORTS AS                           ( X )                    ( )                        ( )
         REQUIRED BY THE U.S. TRUSTEE:
         SUMMARY OF CASH DISBURSEMENTS BY CATEGORY
         -----------------------------------------
         TAXES PAYABLE ROLLFOWARD
        ------------------------------------------

 The undersigned individual certifies under penalty of perjury (28 U.S.C.
 Section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.

 By: /s/ John F. Burtelow                                 Dated:  May 6   , 1999
     -----------------------------------------------              --------
     John F. Burtelow
     Executive Vice President, Chief Administrative
     Officer and Chief Financial Officer
     -----------------------------------------------
     TITLE OF DEBTOR REPRESENTATIVE

                      EDISON BROTHERS STORES, INC., et al.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT

The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

                      EDISON BROTHERS STORES, INC., et al.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT

Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))
Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(Dollars in millions)


ASSETS                                                             April 03, 1999   March 8, 1999
----------------------------------------------------------         --------------   -------------
CURRENT ASSETS
      Cash and cash equivalents                                      $   15.8         $   13.0
      Merchandise inventories                                           132.6            155.7
      Prepaid expenses                                                   13.2              2.8
      Other current assets                                                2.9              4.7
----------------------------------------------------------           --------         --------
                     TOTAL CURRENT ASSETS                               164.5            176.2
Assets Held for Senior-Note Interest Escrow                               8.2              8.2
Property and Equipment, net                                             106.1            109.4
Intangible Assets, net                                                    1.7              1.8
Reorganization Value in Excess of Identifiable Assets, net               25.0             25.2
Prepaid Pension Expense                                                  18.0             18.1
Other Assets                                                              4.1              4.2
----------------------------------------------------------           --------         --------
                         TOTAL ASSETS                                $  327.6         $  343.1
==========================================================           ========         ========

LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Short-term borrowings                                          $   27.9         $   51.1
      Accounts payable                                                   30.9             48.2
      Payroll and vacations                                               6.8              6.9
      Other taxes                                                         4.2             13.0
      Other current liabilities                                           6.9             22.8
----------------------------------------------------------           --------         --------
                     TOTAL CURRENT LIABILITIES                           76.7            142.0
Liabilities Subject to Compromise                                       178.4              0.0
Long-Term Debt                                                            0.0            126.9
Postretirement and Other Employee Benefits                               39.9             44.5
Other Liabilities                                                         3.1              3.9
COMMON STOCKHOLDERS' EQUITY
      Common stock                                                        0.1              0.1
      Capital in excess of par value                                    130.5            130.5
      Common stock warrants                                               7.0              7.0
      Accumulated deficit                                              (106.5)          (110.2)
      Foreign currency translation adjustment                            (1.6)            (1.6)
----------------------------------------------------------           --------         --------
               TOTAL COMMON STOCKHOLDERS' EQUITY                         29.5             25.8
----------------------------------------------------------           --------         --------

                  TOTAL LIABILITIES AND EQUITY                       $  327.6         $  343.1
==========================================================           ========         ========


THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(Dollars in millions)


                                                         3.8 Weeks Ended      9 Weeks Ended
                                                          April 3, 1999       April 3, 1999
------------------------------------------------        ----------------     --------------
NET SALES                                               $           57.0     $        124.7
------------------------------------------------        ----------------     --------------
Cost of goods sold, occupancy,
  and buying expenses                                               37.5               93.2
Store operating and administrative expenses                         13.1               36.4
Depreciation and amortization                                        2.4                5.8
Interest expense, net                                                0.3                4.3
Year 2000 expenses                                                   0.0                0.6
Other                                                                0.1                1.8
------------------------------------------------        ----------------     --------------
TOTAL EXPENSES                                                      53.4              142.1
------------------------------------------------        ----------------     --------------
INCOME/(LOSS) BEFORE INCOME TAXES                                    3.6              (17.4)
Income tax provision                                                (0.1)               0.0
------------------------------------------------        ----------------     --------------
NET INCOME (LOSS)                                       $            3.7     $        (17.4)
================================================        ================     ==============


THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in millions)





                                                                               3.8 Weeks Ended               9 Weeks Ended
                                                                                April 03, 1999              April 03, 1999
==================================================================             ===============              ==============
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Income/(Loss)                                                         $           3.7              $        (17.4)
         Adjustments to reconcile net loss to net cash
              provided by (used in) operating activities:
                   Depreciation and amortization                                           2.4                         5.8
                   Loss on disposal of property and equipment                              0.7                         0.9
                   Working capital changes                                                16.7                         8.2
                   Other                                                                  (0.8)                       (0.3)
         Activity in connection with the Chapter 11 proceedings,
              noncash portion                                                              3.2                         3.2
------------------------------------------------------------------             ---------------              --------------
     Total Operating Activities                                                           25.9                         0.4
------------------------------------------------------------------             ---------------              --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures                                                                  0.0                        (2.7)
     Other                                                                                 0.1                        (0.0)
------------------------------------------------------------------             ---------------              --------------
     Total Investing Activities                                                            0.1                        (2.7)
------------------------------------------------------------------             ---------------              --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Increase/(Decrease) in short-term borrowings                                        (23.2)                        1.8
     Decrease in senior-note interest escrow                                                --                         6.0
     Other                                                                                  --                         1.1
------------------------------------------------------------------             ---------------              --------------
     Total Financing Activities                                                          (23.2)                        8.9
------------------------------------------------------------------             ---------------              --------------
Effect of exchange rate changes on cash                                                     --                        (1.2)
------------------------------------------------------------------             ---------------              --------------
CASH PROVIDED (USED)                                                                       2.8                         5.4
Beginning cash and cash equivalents                                                       13.0                        10.4
------------------------------------------------------------------             ---------------              --------------
ENDING CASH AND CASH EQUIVALENTS                                               $          15.8              $         15.8
==================================================================             ===============              ==============

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES.
INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT
THESE FINANCIAL STATEMENTS.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
       FROM:          03/08/99
       THROUGH:    04/03/99

BANK TRANSACTIONS...                 FIRST UNION     MERCANTILE                                  CONGRESS FINANCIAL
                                    NATIONAL BANK  NATIONAL BANK  BANK OF NOVA      TOTAL       REVOLVING CREDIT LINE  NET POSITION
                                         (a)       OF ST. LOUIS(b)   SCOTIA(c)                         (d)(2)               (2)
BEGINNING BANK LEDGER BALANCE       $1,791,512.96   $603,408.40   $305,380.52     $2,700,301.88   ($51,054,774.91)  ($48,354,473.03)
RECEIPTS FOR PERIOD (1)             20,299,163.48    511,610.55    263,651.04    $21,074,425.07     35,800,000.00    $56,874,425.07
CASH CLEARINGS FOR PERIOD          (22,075,808.38)  (984,828.87)  (254,731.10)  ($23,315,368.35)   (12,619,045.39)  ($35,934,413.74)
ENDING BANK LEDGER BALANCE             $14,868.06   $130,190.08   $314,300.46       $459,358.60   ($27,873,820.30)  ($27,414,461.70)

(1) Includes transfers between accounts which net to zero.
(2) Includes a $29,010.63 adjustment to Beginning Balance for Professional Services not recorded in previous month.

           BALANCES PER GENERAL LEDGER...
           Non-store depository accounts                                                                                $615,499.29
           Store depository accounts, cash in transit, and petty cash in stores                                       10,280,533.67
           Credit card receivables                                                                                     4,916,821.55
           Investments
           Total                                                                                                     $15,812,854.51




(a)  201 South College Street, Charlotte, NC 28288      (c) 44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 2014201943442                           Account Number 80002  2237-19

(b)  8th and Locust Street, St. Louis, MO 63166         (d) 1133 Avenue of the Americas, New York, NY 10036
     Account Number 1001014677                              Loan Numbers 4639, 4659, 4661 and 4683

                          EDISON BROTHERS STORES, INC. et al.
                         CASE NO. 99-529 THROUGH 99-536
                          SUMMARY OF CASH DISBURSEMENTS
                       FOR THE MONTH ENDING APRIL 3, 1999



                                                       FIRST UNION
                          Accounts Payable Payments via:  Foreign Merchandise  All Other Wires   Cashier's Checks
                               Checks           ACHs            Wires          and ACH Payments  From MERCANTILE   NOVA SCOTIA
                               ------           ----            -----          ----------------  ---------------   -----------
RENT                         17,129,594.80    17,420.00
FREIGHT                         231,135.03   365,964.61                                            612,818.97
MERCHANDISE                   1,023,954.34   114,073.50     3,147,032.48
UTILITIES & SERVICES             19,188.36                                                          71,702.72
BANKRUPTCY RELATED
PAYROLL                       4,262,027.22                                       3,164,774.91        2,258.44   123,386.87
PAYROLL TAXES                    10,519.73                                       4,548,981.58       66,305.24
GENERAL TAXES                   474,674.29                                         209,542.48
CUSTOMS BROKERS                                                                  2,538,493.39       65,929.77
OTHER                           484,061.27   364,262.08                          1,421,648.75      165,813.73   131,344.23



TOTAL DISBURSEMENTS          23,635,155.04   861,720.19     3,147,032.48        11,883,441.11      984,828.87   254,731.10



RECONCILIATION BACK
TO STATEMENT OF
CASH RECEIPTS &
DISBURSEMENTS:
Delete Total from above     (23,635,155.04)
Add back in Payroll
  Clearings                   4,262,027.22
Add back all other check
clearing                      1,921,587.38

Subtotal                      6,183,614.60   861,720.19     3,147,032.48        11,883,441.11      984,828.87   254,731.10
                                                                                22,075,808.38
Total Disbursements Per
Summary                                                                         22,075,808.38      984,828.87   254,731.10
Difference                                                                               0.00            0.00         0.00

                                    CONGRESS         TOTAL
                                    --------         -----

RENT                                            17,147,014.80
FREIGHT                                          1,209,918.61
MERCHANDISE                   10,484,623.14     14,769,683.46
UTILITIES & SERVICES                                90,891.08
BANKRUPTCY RELATED             1,775,000.00      1,775,000.00
PAYROLL                                          7,552,447.44
PAYROLL TAXES                                    4,625,806.55
GENERAL TAXES                                      684,216.77
CUSTOMS BROKERS                                  2,604,423.16
OTHER                            359,422.25      2,926,552.31



TOTAL DISBURSEMENTS            12,619,045.39     53,385,954.18



RECONCILIATION BACK
TO STATEMENT OF
CASH RECEIPTS &
DISBURSEMENTS:
Delete Total from above                        (23,635,155.04)
Add back in Payroll
  Clearings                                      4,262,027.22
Add back all other check                         1,921,587.38
clearing

Subtotal                      12,619,045.39     35,934,413.74

Total Disbursements Per
Summary                       12,619,045.39     35,934,413.74
Difference                             0.00              0.00

                                                                       EXHIBIT 7

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                          STATEMENT OF AGED PAYABLES

                       FOR THE MONTH ENDING: APRIL 3, 1999
                                             ---------------



 DEBTOR NAME:         Edison Brothers Stores, Inc. et al.

 CASE NUMBER:         99-529 (MFW) through 99-536 (MFW)

------------------------------------------------------------------------------------------------------------------------------

 ACCOUNT                        TOTAL        CURRENT               PAST DUE              PAST DUE           PAST DUE
 NAME            DESCRIPTION    DUE          (0-30 DAYS)           (31-60)               (61-90)            (91 & OVER)

-----------------------------------------------------------------------------------------------------------------------------

 YOU MAY COMBINE ALL PAYABLES LESS THAN 30 DAYS PAST DUE AND SHOW ON ONE LINE.








 TOTALS                          $ 30.9         $ 30.9                   --                 --                   --

 NOTE:  PLEASE INCLUDE ONLY POST-PETITION DEBTS AND EXPLAIN WHY ACCOUNTS OVER 30 DAYS PAST DUE HAVE NOT BEEN PAID.


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



 ACCOUNTS PAYABLE RECONCILIATION:

 1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                                                                               $ --
                                                                                                                 ------------------
 2.    NEW ACCOUNTS THIS MONTH                                                                                                30.9
                                                                                                                 ------------------
 3.    BALANCE (ADD LINES 1 AND 2)                                                                                            30.9
                                                                                                                 ------------------
 4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                                                                        --
                                                                                                                 ------------------
 5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                                                                        $ 30.9
                                                                                                                 ------------------

Debtor Name: Edison Brothers Stores, Inc.                    Date:     05/28/99
Case No.: 99-529 (MFW)

=========================================================================================================================
                                            03/08/99                                                             04/03/99
                                            Ending                 Accrued/              Payments/               Ending
                                            Balance                Withheld               Deposits               Balance
                                            =============================================================================
PAYROLL TAXES WITHHELD:

Federal/FICA                                       0              3,903,188              3,903,188                      0
State                                              0                449,878                435,797                 14,081
Local/Occup W/H                                    0                105,534                102,977                  2,557


UNEMPLOYMENT TAX:

Federal                                            0                 67,878                 53,966                 13,912
State                                              0                148,714                149,592                   (878)

SDI                                                0                 12,479                  2,082                 10,397

SALES & LOCAL USE TAXES: *                   398,667              3,231,736                287,471              3,342,932

PROPERTY TAXES:                                    0                      0                      0                      0

REAL ESTATE TAXES: **                              0                      0                      0                      0


* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
** Corporate properties only.